NEWCAP CONTRARIAN FUND
                        (FORMERLY MAXIM CONTRARIAN FUND)
                        SUPPLEMENT DATED OCTOBER 15, 1997
                                       TO
                       PROSPECTUS DATED DECEMBER 24, 1996


         Effective September 26, 1997, the name of the MAXIM Contrarian Fund was changed to the NewCap Contrarian Fund. In addition, the Fund's toll free telephone number for information and shareholder services and requests has been changed to 1-800-466-7678, and the address of American Data Services, the Fund's transfer agent, has been changed to P.O. Box 5536, Hauppauge, New York 11788-0132.

         The following should be read in conjunction with the section titled "How to Invest in the Fund" on page 4 of the Prospectus and "How to Redeem Shares" on page 6 of the Prospectus:

        Investors choosing to purchase or redeem their shares through a securities dealer or broker/dealer may be charged a fee by that institution. Investors choosing to purchase or redeem shares directly from the Fund will not incur charges on purchases or redemptions.





ASA02CDE-100897-2